Exhibit 10.3

CONSENT TO HAVE AGREEMENTS FILED AS EXHIBITS TO FORM 8-K

To:	SolarWindow Technologies, Inc.
Attention: Board of Directors

Reference is hereby made to that certain Agreement date as of December 8, 2021 (the “SPA”) by and among Kalen Capital Corporation (“KCC”), a company formed and existing under the laws of British Columbia, Canada (“KCC”), and its relevant subsidiaries, wholly-owned by Harmel S. Rayat (“Mr. Rayat”) and Light Quantum Energy Holdings Ltd. a company incorporated and registered in the Cayman Islands (“LQE”), the outstanding voting securities of which are wholly-owned by John Rhee (“Mr. Rhee”) and his common-law spouse Seongae Ko, and the corrective amendment thereto dated the same date thereof (the “Corrective Amendment”), pursuant to which LQE purchased from KCC and KCC sold to LQE (i) 32,984,331 shares of the common stock (the “Shares”) of SolarWindow Technologies, Inc. (the “Company”), (ii) 16,780,167 cash only warrants to purchase up to 16,780,167 Shares and (iii) 1,781,750 cashless warrants to purchase up to 1,781,750 Shares.

Completion of the SPA, as amended, has resulted in a “change of control” of the Company. The undersigned acknowledge that the Company is required to file a current Form 8-K with the US Securities and Exchange Commission with respect to such change of control. In connection therewith each of the undersigned agree and hereby consent to the Company’s filing of each of the SPA and the Corrective Amendment as exhibits to such Form 8-K and to such other regulatory filings which, in the reasonable judgment of the Company, require it to file the SPA and the Corrective Amendment as exhibits.

This Consent may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. Federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Consent of the date first above stated.

Kalen Capital Corporation	LIGHT QUANTUM ENERGY HOLDINGS LTD.

By: _________________________________ Name: Harmel S. Rayat Title: President and Sole Shareholder Date: December 8th, 2021	By: _________________________________ Name: John Rhee Title: Duly Authorized Signatory Date: December 8th, 2021